As filed with the U.S. Securities and Exchange Commission on October 1, 2024

Registration No. 333-282408

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM S-1

Amendment No. 1

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

CURRENC GROUP INC.

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	6770	98-1602649
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification No.)

410 North Bridge Road,

SPACES City Hall,

Singapore

Tel: +65 6407-7362

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Cogency Global Inc.

122 East 42nd Street, 18th Floor

New York, NY 10168

+1 800-221-0102

(Name, Address, Including Zip Code, and Telephone Number, Including Area Code, of Agent for Service)

Copies to:

Andrew M. Tucker

Nelson Mullins Riley & Scarborough LLP

101 Constitution Ave NW, Suite 900

Washington, DC 20001

Telephone: (202) 689-2800

Approximate date of commencement of proposed sale to public: From time to time after the effective date hereof.

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. ☒

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, a smaller reporting company or an emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer,” “smaller reporting company” and “emerging growth company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer ☐	Accelerated filer ☐
Non-accelerated filer ☒	Smaller reporting company ☒
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act. ☐

The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act or until the registration statement shall become effective on such date as the SEC, acting pursuant to Section 8(a) of the Securities Act, may determine.

EXPLANATORY NOTE

This Amendment No. 1 to this registration statement on Form S-1 (File No. 333-282408), (the “Registration Statement”) is being filed solely for the purpose of filing an amended Exhibit 107. No changes have been made to the Registration Statement other than the changes set forth in this explanatory note. This Amendment No. 1 does not contain copies of the public offering prospectus included in the Registration Statement, which remains unchanged from Registration Statement filed on September 27, 2024. This Amendment No. 1 consists only of the cover page, this explanatory note, the signature pages to the Registration Statement, the revised exhibit index and the amended Exhibit 107.

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Item 16. Exhibits

The following is a list of exhibits filed as a part of this registration statement:

Exhibit Number	Description
2.1*	Business Combination Agreement, dated as of August 3, 2022, by and among INFINT Acquisition Corporation, FINTECH Merger Sub Corp. and Seamless Group Inc. (included as Annex A to the proxy statement/prospectus)
2.2*	Amendment No. 1 to the Business Combination Agreement, dated as of October 20, 2022, by and among INFINT, Merger Sub and Seamless (included as Annex A to the proxy statement/prospectus)
2.3*	Amendment No. 2 to the Business Combination Agreement, dated as of November 29, 2022, by and among INFINT, Merger Sub and Seamless (included as Annex A to the proxy statement/prospectus)
2.4*	Amendment No. 3 to the Business Combination Agreement, dated as of February 20, 2023, by and among INFINT, Merger Sub and Seamless (included as Annex A to the proxy statement/prospectus)
3.1*	Second Amended and Restated Memorandum and Articles of Association of INFINT Acquisition Corporation, dated February 14, 2023 (incorporated herein by reference to Exhibit 3.1 to Form 8-K (File No. 001-41079) as filed with the SEC on February 15, 2023)
3.2*	Third Amended and Restated Memorandum and Articles of Association of INFINT Acquisition Corporation, dated August 18, 2023 (incorporated herein by reference to Exhibit 3.1 to Form 8-K (File No. 001-41079) as filed with the SEC on August 22, 2023)
3.3*	Fourth Amended and Restated Memorandum and Articles of Association of INFINT Acquisition Corporation, dated February 16, 2024 (incorporated herein by reference to Exhibit 3.1 to Form 8-K (File No. 001-41079) as filed with the SEC on February 20, 2024)
3.4*	Fifth Amended and Restated Memorandum and Articles of Association of Currenc Group Inc. (incorporated herein by reference to Exhibit 3.1 to Form 8-K (File No. 001-41079) as filed with the SEC on September 6, 2024)
4.1*	Specimen Class A Ordinary Share Certificate (incorporated herein by reference to Exhibit 4.2 to Form S-1/A (File No. 333-256310) as filed with the SEC on November 10, 2021)
4.2*	Specimen Ordinary Share Certificate (incorporated herein by reference to Exhibit 3.2 to Form 8-K (File No. 001-41079) as filed with the SEC on September 6, 2024)
4.3*	Warrant Agreement, dated November 23, 2021, between INFINT Acquisition Corporation and Continental Stock Transfer & Trust Company, as warrant agent (incorporated herein by reference to Exhibit 4.1 to Form 8-K (File No. 001-41079) as filed with the SEC on December 1, 2021)
5.1*	Opinion of Maples and Calder (Hong Kong) LLP
10.1*	Registration Rights Agreement, dated November 23, 2021, among INFINT Acquisition Corporation and certain security holders named therein (incorporated herein by reference to Exhibit 10.2 to Form 8-K (File No. 001-41079) as filed with the SEC on December 1, 2021)
10.2*	Letter Agreement, dated November 23, 2021, among INFINT Acquisition Corporation, INFINT Capital LLC certain security holders named therein (incorporated herein by reference to Exhibit 10.7 to Form 8-K (File No. 001-41079) as filed with the SEC on December 1, 2021)
10.3*	Investment Management Trust Agreement, dated November 23, 2021, between INFINT Acquisition Corporation and Continental Stock Transfer & Trust Company, as trustee (incorporated herein by reference to Exhibit 10.1 to Form 8-K (File No. 001-41079) as filed with the SEC on December 1, 2021)
10.4*	Currenc Group Inc. 2024 Equity Incentive Plan (incorporated herein by reference to Exhibit 10.1 to Form 8-K (File No. 001-41079) as filed with the SEC on September 6, 2024)
10.5*	Form of Lock-up Agreement (incorporated herein by reference to Exhibit 10.2 to Form 8-K (File No. 001-41079) as filed with the SEC on September 6, 2024)
10.6*	Form of Registration Rights Agreement (incorporated herein by reference to Exhibit 10.3 to Form 8-K (File No. 001-41079) as filed with the SEC on September 6, 2024)
10.7*	Shareholder Support Agreement, dated as of August 3, 2022, by and among INFINT and certain shareholders of Seamless (included as Annex G to the proxy statement/prospectus)
10.8*	Sponsor Support Agreement, dated as of August 3, 2022, by and among INFINT, Sponsor and Seamless (included as Annex H to the proxy statement/prospectus)
10.9*	Option Deed for the Grant of Option, dated as of June 2, 2022, by and between Seamless Group Inc. and Noble Tack International Limited
10.10(a)*	Amended and Restated Convertible Bond Instrument, dated September 14, 2021, and related Amendment Agreement, dated September 14, 2021, by and among Seamless Group Inc., Regal Planet Limited and Chelsea Vanguard Fund
10.10(b)*	Amended Agreement, dated September 14, 2021, by and among Seamless Group Inc., Regal Planet Limited and Chelsea Vanguard Fund.
10.10(c)*	Second Amendment Agreement dated December 9, 2022 between Seamless Group Inc. and Chelsea Vanguard Fund
10.10(d)*	Loan Agreement dated December 9, 2022 between Seamless Group Inc. and Chelsea Vanguard Fund
10.10(e)*	Third Amended Agreement dated September 14, 2023, by and among Seamless Group Inc., Regal Planet Limited and Chelsea Vanguard Fund.
10.10(f)*	Second Amended and Restated Convertible Bond Instrument, dated September 13, 2023, by and among Seamless Group Inc., Regal Planet Limited and Chelsea Vanguard Fund.
10.11*	Loan Agreement, dated August 26, 2022 by and between Seamless Group Inc. and Regal Planet Limited
10.12*	Loan Agreement, dated March 15, 2022, by and between Seamless Group Inc. and Regal Planet Limited
10.13*	Loan Agreement, dated December 28, 2021, by and between Seamless Group Inc. and Alexander Kong King Ong
10.14*	Loan Agreement, dated January 12, 2022, by and between Seamless Group Inc. and Hui Ka Wah Ronnie
10.15*	Loan Agreement, dated December 20, 2021, by and between Seamless Group Inc. and Wong Wing Chi
10.16*	Pay-Out Support Provider Agreement: Tranglo, dated March 10, 2021, by and between Ripple Services Inc. and Tranglo Pte. Ltd.
10.17*	Pay-Out Support Provider Addendum, dated March 10 2021, by and between Ripple Services Inc. and Tranglo Pte. Ltd.
10.18*	Addendum to Terms and Conditions of Independent Reserve, dated June 21, 2021, by and between Tranglo Pte. Ltd. and Independent Reserve SG Pte. Ltd.
10.19*	Memorandum of Agreement, dated May 12, 2021, by and between Betur, Inc. and Tranglo Pte. Ltd.
10.20*	Coins.ph User Agreement, dated April 1, 2013
10.21*	Independent Reserve Terms and Conditions
10.22*	Cooperation Agreement between PT E2Pay Global Utama and PT WalletKu Indompet Indonesia Regarding Use of Electronic Money Products dated March 18, 2020
10.23*	Addendum I of Use of Electronic Money Products Cooperation Agreement, dated December 1, 2022, by and between PT E2Pay Global Utama and PT WalletKu Indompet Indonesia.

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Exhibit Number	Description
10.24*	Promissory Note, dated May 1, 2023, issued by INFINT Acquisition Corporation to InFinT Capital LLC (incorporated herein by reference to Exhibit 10.1 to Form 8-K as filed with the SEC on May 4, 2023)
10.25*	Deed of Guarantee, dated May 25, 2023, by and among Regal Planet Limited, Seamless Group Inc., Alexander King Kong Ong and Ripple Labs Singapore Pte. Ltd.
10.26(a)*	Shareholders’ Agreement relating to Tranglo Sdn Bhd, dated March 19,2021, by and among Tranglo Sdn Bhd, Ripple Labs Singapore Pte. Ltd, and TNG Fintech Group Inc. (predecessor to Seamless Group Inc.)
10.26(b)*	Amendment No. 1 to Shareholders’ Agreement, dated April 13, 2023, by and between among Tranglo Sdn Bhd, Ripple Labs Singapore Pte. Ltd, and Seamless Group Inc.
10.27*	Deed of Guarantee, dated September 16, 2022, by and among Regal Planet Limited, Seamless Group Inc., Alexander Kong King Ong and Ripple Labs Singapore Pte. Ltd.
10.28*	Master XRP Commitment to Sell Agreement, dated September 12, 2022, by and among Ripple Labs Singapore Pte. Ltd. and GEA Limited.
10.29*	Side Letter to the Shareholders’ Agreement relating to Tranglo Sdn Bhd, dated November 29, 2021, by and among Tranglo Sdn Bhd, Ripple Labs Singapore Pte. Ltd, and TNG Fintech Group Inc. (predecessor to Seamless Group Inc.)
10.30*	Secondment Agreement, dated November 29, 2021, by and among Ripple Labs Singapore Pte. Ltd., Tranglo Sdn Bhd and Tranglo Pte Ltd.
10.31(a)*	Master XRP Commitment to Sell Agreement, dated March 10, 2022, by and among Ripple Labs Singapore Pte. Ltd. and Tranglo Pte. Ltd.
10.31(b)*	Amendment to Master XRP Commitment to Sell Agreement, dated April 15, 2022, by and among Ripple Labs Singapore Pte. Ltd. and Tranglo Pte. Ltd.
10.31(c)*	Amendment No.2 to Master XRP Commitment to Sell Agreement, dated May 24, 2022, by and among Ripple Labs Singapore Pte. Ltd. and Tranglo Pte. Ltd.
10.31(d)*	Amendment No.3 to Master XRP Commitment to Sell Agreement, dated September 12, 2022, by and among Ripple Labs Singapore Pte. Ltd. and Tranglo Pte. Ltd.
10.31(e)*	Amendment No.4 to Master XRP Commitment to Sell Agreement, dated December 31, 2023, by and among Ripple Labs Singapore Pte. Ltd. and Tranglo Pte. Ltd.
10.32*	Side Letter to the Shareholders’ Agreement relating to the first shareholders’ meeting, dated December 15, 2021, by and among Tranglo Sdn Bhd, Ripple Labs Singapore Pte. Ltd, and TNG Fintech Group Inc. (predecessor to Seamless Group Inc.)
10.33*	Side Letter to the Secondment Agreement, dated June 27, 2023 by and among Ripple Labs Singapore Pte. Ltd., Tranglo Sdn Bhd and Tranglo Pte Ltd.
10.34*	Side Letter to the Shareholders’ Agreement, dated November 7, 2023, by and among Tranglo Sdn Bhd, Ripple Markets APAC Pte Ltd. (successor to Ripple Labs Singapore Pte. Ltd) and Seamless Group Inc. (successor to TNG Fintech Group Inc.)
10.35*	Amended and Restated Promissory Note, dated September 13, 2023, issued by INFINT Acquisition Corporation to InFinT Capital LLC (incorporated herein by reference to Exhibit 10.1 to Form 8-K as filed with the SEC on September 15, 2023)
10.36*	Promissory Note, dated March 6, 2024, issued by INFINT Acquisition Corporation to Seamless Group Inc. (incorporated herein by reference to Exhibit 10.1 to Form 8-K as filed with the SEC on March 15, 2024)
10.37*	Side Letter Regarding Termination of the Second Agreement, dated January 1, 2024, by and among Ripple Labs Singapore Pte. Ltd., Tranglo Sdn Bhd and Tranglo Pte Ltd
10.38*	Bitstamp Global Ltd Terms and Conditions
10.39*	Philippine Digital Asset Exchange Terms and Conditions
10.40*	Consent Letter, dated as of May 22, 2024, by and between Seamless Group Inc. and Noble Tack International Limited
10.41*	Convertible Note Purchase Agreement, dated August 30, 2024, by and between Currenc Group Inc., Seamless Group Inc, and Pine Mountain Holdings Limited. (incorporated herein by reference to Exhibit 10.5 to Form 8-K (File No. 001-41079) as filed with the SEC on September 6, 2024)
10.42*	Form of Note (incorporated herein by reference to Exhibit 10.6 to Form 8-K (File No. 001-41079) as filed with the SEC on September 6, 2024)
10.43*	Form of Warrant Agreement dated August 30, 2024, by and between Currenc Group Inc., Seamless Group Inc, and Pine Mountain Holdings Limited. (incorporated herein by reference to Exhibit 10.7 to Form 8-K (File No. 001-41079) as filed with the SEC on September 6, 2024)
10.44*	Promissory Note dated August 30, 2024 by and between INFINT Acquisition Corp. and EF Hutton LLC (incorporated herein by reference to Exhibit 10.8 to Form 8-K (File No. 001-41079) as filed with the SEC on September 6, 2024)
10.45*	Promissory Note dated August 30, 2024 by and between INFINT Acquisition Corp. and Greenberg Traurig LLP (incorporated herein by reference to Exhibit 10.9 to Form 8-K (File No. 001-41079) as filed with the SEC on September 6, 2024)
10.46*	Promissory Note dated August 30, 2024 by and between INFINT Acquisition Corp. and INFINT Capital LLC (incorporated herein by reference to Exhibit 10.10 to Form 8-K (File No. 001-41079) as filed with the SEC on September 6, 2024)
List of Subsidiaries of Currenc Group Inc. (incorporated herein by reference to Exhibit 21.1 to Form 8-K (File No. 001-41079) as filed with the SEC on September 6, 2024)
23.1*	Consent of Marcum LLP
23.2*	Consent of MRI Moores Rowland LLP
23.3*	Consent of Maples and Calder (Hong Kong) LLP (included as part of Exhibit 5.1)
24.1*	Power of Attorney (included on the signature page hereto)
107**	Filing Fee Table
101.INS	Inline XBRL Instance Document
101.SCH	Inline XBRL Taxonomy Extension Schema Document
101.CAL	Inline XBRL Taxonomy Extension Calculation Linkbase Document
101.DEF	Inline XBRL Taxonomy Extension Definition Linkbase Document
101.LAB	Inline XBRL Taxonomy Extension Label Linkbase Document
101.PRE	Inline XBRL Taxonomy Extension Presentation Linkbase Document
104**	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

*	Previously filed.

**	Filed herewith.

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Signatures

Pursuant to the requirements of the Securities Act, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, on October 1, 2024.

CURRENC GROUP INC.

By:	/s/ Ronnie Ka Wah Hui
Name:	Ronnie Ka Wah Hui
Title:	Chief Executive Officer

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Ronnie Ka Wah Hui, the individual’s true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the person and in his or her name, place and stead, in any and all capacities, to sign this Registration Statement and any or all amendments, including post-effective amendments to the Registration Statement, including a prospectus or an amended prospectus therein and any Registration Statement for the same offering that is to be effective upon filing pursuant to Rule 462 under the Securities Act, and all other documents in connection therewith to be filed with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact as agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and Power of Attorney have been signed by the following persons in the capacities indicated on the 1st day of October, 2024.

Signature	Title

/s/ Ronnie Ka Wah Hui	Chief Executive Officer
Ronnie Ka Wah Hui	(Principal Executive Officer)

/s/ Hagay Ravid	Chief Financial Officer
Hagay Ravid	(Principal Financial and Accounting Officer)

/s/ Alexander King Ong Kong	Director
Alexander King Ong Kong

/s/ Eng Ho Ng	Director
Eng Ho Ng

/s/ Kevin Chen	Director
Kevin Chen

/s/ Kanagaraj Lorenz	Director
Kanagaraj Lorenz

/s/ Eric Weinstein	Chairman of the Board Director
Eric Weinstein

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SIGNATURE OF AUTHORIZED REPRESENTATIVE IN THE UNITED STATES

Pursuant to the requirements of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of Currenc Group Inc., has signed this registration statement on October 1, 2024.

Authorized United States Representative

/s/ Colleen A. De Vries
Name:	Colleen A. De Vries
Title:	Senior Vice President

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